                                                               EXHIBIT 4(b)


NO.                                                         ______________SHARES

                  AIM SMALL CAP OPPORTUNITIES FUND - CLASS B SHARES
                                          OF
                           AIM SPECIAL OPPORTUNITIES FUNDS
                              A DELAWARE BUSINESS TRUST

THIS CERTIFIES THAT:                                        SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                                                       CUSIP




is the holder of

     FULLY-PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST (par value $.01 per share) of the above named Portfolio and Class of AIM SPECIAL OPPORTUNITIES FUNDS (the "Trust"), transferable on the books of the Trust by the registered holder hereof in person or by duly authorized attorney upon surrender of the certificate properly endorsed.

     This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust and all amendments thereof, copies of which are on file at the office of the Trust, to all of which the holder, by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

          IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by a Trustee and to be sealed with its Seal.


AIM SPECIAL OPPORTUNITIES FUNDS

                                   Dated                       Countersigned:
     SEAL                                                        A I M
                                                                 Transfer Agent
                                                                (Houston, Texas)


                                        Trustee

                                                      By________________________
                                                           Authorized Signature

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or
regulations:
     TEN COM   -as tenants in common

     TEN ENT   -as tenants by the entireties

     JT TEN    -as joint tenants with right of survivorship and
               not as   tenants in common

UNIF GIFT MIN ACT -  --------- Custodian ------------- under Uniform Gifts
                    (Cust)                (Minor)

                to Minors Act ----------------
                                 (State)

Additional abbreviations may also be used though not in the above list.




For value received,------------------------------ hereby sell, assign and

               PLEASE INSERT SOCIAL SECURITY OR OTHER
               IDENTIFYING NUMBER OF ASSIGNEE
transfer unto |------------------------------------------|


Please print or type name and address including zip code of assignee.

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------------------------------------------------------------------------ shares of beneficial interest represented by the within certificate, and hereby irrevocably constitute and appoint

----------------------------------------------------------------------- attorney to transfer the said shares on the books of the within mentioned Trust with full power of substitution in the premises.

Dated
      -------------------------

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Signature guaranteed:
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     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term in defined in rules adopted by the Securities and Exchange Commission, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the New York Stock Exchange Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.